Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Pax World Funds Series Trust I (the “Registrant”), certify that:

1.                                       The Form N-CSRS of the Registrant for the period ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Form N-CSRS of the Registrant for the period ended June 30, 2012 fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 21, 2012

/s/ Joseph F. Keefe
Joseph F. Keefe
President (Principal Executive Officer)

/s/ Alicia K. DuBois
Alicia K. DuBois
Treasurer (Principal Financial Officer)